GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

(the “Fund”)

Class A Shares and Class L Shares

Supplement dated June 19, 2020

to the current Prospectus

Effective after the close of business on June 19, 2020, existing investors in Class A Shares and Class L Shares who hold their accounts directly with Goldman Sachs & Co. LLC (the “Transfer Agent”) and who are not associated with a financial representative or financial adviser (i.e., an “Intermediary”) may purchase additional Class A Shares and Class L Shares at the net asset value next calculated without payment of any sales charge. This includes retirement accounts investing in Class A Shares and Class L Shares where the account is not associated with an Intermediary.

Accordingly, the following is added to the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A and Class L Shares—When Are Class A and Class L Shares Not Subject to a Sales Load?” section of the Fund’s Prospectus:

⬛	Investors who purchase Class A or Class L Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.

This Supplement should be retained with your Prospectus for future reference.

RLDVINCALSTK 06-20